UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1: Report to Shareholders

European Stock Fund	April 30, 2011

The views and opinions in this report were current as of April 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

European stock markets shrugged off continuing debt problems, turmoil in the Middle East and North Africa, and the Japan earthquake to generate strong gains over the last six months. Solid corporate earnings and improvements in the global economy enticed buyers, and U.S. investors in particular were rewarded as a stronger euro relative to the U.S. dollar increased returns. Many European companies have reported better profits due to greater demand from emerging markets and improvements in global high-end consumer markets. The fund took advantage of these trends and advanced sharply, outpacing its benchmarks.

PERFORMANCE COMPARISON

Your fund returned 18.89% in the six-month period ended April 30, 2011, outperforming the MSCI Europe Index and the Lipper European Region Funds Average, as shown in the Performance Comparison table. Strong noncyclical sectors—primarily financials, industrials and business services, and consumer discretionary—moved higher in the last six months. Because these growth-oriented sectors represent a strong segment of the fund, we were able to identify a number of stocks that delivered solid returns.

MARKET REVIEW

The European debt crisis continued to dominate the news over the last six months, with Greece, Ireland, and Portugal faltering as they grappled with severe fiscal constraints. Each faces the difficult challenge of reducing government spending in the face of lower economic growth. While recent developments illustrated that economic conditions could worsen before improving, the European Union (EU) moved away from the abyss that some had feared. With strong backing from healthier European nations and vital loans from the International Monetary Fund (IMF), fears of the demise of the euro or, worse, the dissolution of the EU, appeared to lose steam. Another reason for improved sentiment is Spain. Last year, it appeared that the fourth-largest economy in Europe could become the latest bailout casualty. That sentiment has changed, as the country has made tremendous progress in structural reforms, including restructuring its banking system. Spain needs to work off excessive borrowing but is in a better position to do so now than a year ago.

What the Dollar's Decline Means for Investors

The U.S. dollar's sharp decline against other major currencies in recent months has brought renewed attention to a longer-term trend. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies. As shown in the chart, the dollar has declined significantly since 2002, interrupted by a brief rise during the 2008–2009 credit crisis, a period when investors regarded the dollar as a "safe haven" currency.

The Falling Dollar

120
115
110
105
100
95
90
85
80
75
4/01
4/02
4/03
4/04
4/05
4/06
4/07
4/08
4/09
4/10
4/11

Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. March 1973=100. Source: Federal Reserve.

Several factors have driven the decline in the dollar over the past decade. One factor has been the growing importance of other nations in the global economy—in particular, the rapid growth rate of emerging markets—which has increased demand for foreign currencies for trade and investment. Relatively low interest rates in the U.S. have also played a role, as capital has flowed to markets offering higher returns. The U.S. has financed persistent trade deficits by borrowing from foreign lenders, which has led to increased speculation that the U.S. will allow the dollar to weaken further to pay off its debt.

A declining U.S. dollar has generally been good news for U.S. investors in overseas markets, resulting in enhanced returns over much of the 10-year period. For example, the MSCI EAFE Index of developed international markets provided investors with an average annual return of 1.10% over the past 10 years in local currency terms, less than the 2.82% average return of the broad U.S. market as measured by the S&P 500 Index. When converted to dollars, however, the MSCI index returned an average of 5.74% per year over that period thanks to considerable appreciation in many global currencies.

Continued declines in the dollar are by no means guaranteed, however, and investors in international markets must take note that negative effects can occur when the dollar rises. For example, in the one-year period ended March 31, 2009, the MSCI EAFE Index plunged 36.50%, but U.S. investors in the same markets suffered an even steeper 46.20% loss due to a temporary resurgence in the dollar.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making investment decisions. Indeed, a declining dollar does not necessarily favor the profitability of non-U.S. firms versus their U.S. counterparts. The opposite may be the case as U.S. firms can benefit because a declining dollar makes goods produced in the U.S. more competitive in overseas markets and imports to the U.S. more expensive. In addition, U.S. firms may see higher profits as they repatriate revenue earned overseas.

The U.K. also continued to face economic headwinds. The government’s proposed austerity program, which includes £111 billion of spending cuts and tax increases, came under pressure following news that first-quarter gross domestic product (GDP) was a paltry 0.5%. While that is an improvement over the previous quarter, the figure was lower than forecast and reinforced the view that the economy remained fragile. The Bank of England postponed an increase in its key lending rate of 0.5% until later in 2011, citing sluggish growth. Meanwhile, the European Central Bank raised the benchmark lending rate to 1.25% in April and suggested more rate hikes were on the way.

European equity markets responded to an improving macroeconomic climate and solid corporate earnings results early this year. A substantially weakened euro resulting from the sovereign debt crisis also sparked European exports. Sweden, Germany, and Switzerland advanced the most in dollar terms, while countries struggling with debt challenges generally gained the least.

Greece turned in the only negative performance. European growth stocks continued to outperform value stocks as inflation expectations boosted share prices. Every sector in the MSCI index had positive returns, with materials, industrials and business services, information technology, and energy performing the best.

PORTFOLIO PERFORMANCE AND STRATEGY

In the last six months, we invested in high-return, undervalued companies that should benefit from the economic recovery. These include companies in the industrials and business services, financials, and consumer discretionary sectors. Our industrials holdings benefited from the resurgence in manufacturing. Financials advanced on the strength of commercial banks in the Scandinavian countries and the Czech Republic. The fund’s consumer discretionary holdings had strong gains, as they are oriented toward the high-end consumer and include hotels, luxury goods, and autos. We slightly trimmed our large position in the sector following its recent solid performance. Noncyclical sectors also performed well, but we reduced our allocation to consumer staples, health care, and telecommunication services to take advantage of more promising opportunities.

Our industrials and business services holdings benefited from the continuing economic recovery and increased global exports. Among our better performers was GEA Group (Germany), which makes food preparation machines and cooling and heating systems. The company has made important capital spending investments in new plants and should continue to perform well in a climate of global growth. While we trimmed our holdings, we still favor the company. Atlas Copco (Sweden), a purchase from last year that has performed well, is a maker of compressors and other mining equipment used in China and other emerging markets. SKF (Sweden), which we also bought last year, makes ball bearing products used across many industries and has enjoyed solid growth in emerging markets. The fund benefited from holding Vallourec (France), which makes steel pipes and other products used in the oil and gas industries. Last summer we purchased shares of Brenntag (Germany), a chemical distributor with a large network that serves a number of industries. Travis Perkins (U.K.) is one of the largest suppliers in the building and construction industry and provides more than 100,000 products to trade professionals, including building materials, plumbing and heating equipment, and paint supplies. It has a strong presence in a consolidated market and enjoys favorable pricing power. Edenred (France) is a prepaid corporate services company that manages employee benefits and incentives programs. It features strong growth rates, particularly in emerging markets, which represent nearly half of its distribution business. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our financials holdings performed well, particularly commercial banks, which benefited from global economic improvements through loan growth and higher interest rates in much of the world. Swedish banks Swedbank and Skandinaviska Enskilda Banken performed exceptionally well during the period due in part to rising interest rates in emerging markets in which these institutions have increasing exposure. They are among the fund’s top holdings, and their strong gains gave a substantial boost to overall performance. Komercni Banka (Czech Republic) also performed well and has benefited from strong economic activity in its home country. We closed our position in Intesa Sanpaolo (Italy) as it reached fair valuation and may face some challenges as newly adopted capital requirements take effect. We bought shares of Banco Santander (Spain), one of the largest banks in Europe, which has improved its capital position, loan growth, and profits since the financial crisis.

Consumer discretionary spending continues to be a bright spot, and we are seeing increasing demand from emerging markets and a rise in high-end purchases within Europe and the U.S. One company that benefited from both trends is Swiss luxury goods maker Richemont.

We believe increased sales in the underpenetrated U.S. and emerging markets could improve the company’s prospects. We also saw strong results from automaker BMW (Germany) as the market for high-performance automobiles improved. The real estate industry has begun to revive, which could augur well for the European recovery. Homebuilder Persimmon (U.K.) gained due to improving demand and higher prices. We trimmed our position, which may have been premature, but we continue to hold the company and believe it should prosper. Nexity (France), a commercial and residential real estate developer, also gained on improvements in building permits.

The fund benefited from the surge in energy prices, and our oil, gas, and consumable fuels holdings had solid gains, led by Royal Dutch Shell (U.K.). We bought shares of BG Group (U.K.) during the period, as it has extensive production in oil and natural gas, with operations in fast-growing Brazil, Australia, and the U.S. Tullow Oil (U.K.) also has extensive production and operates in Europe, South Africa, Asia, and South America.

In information technology, we continue to hold online payment processor Wirecard (Germany), which did exceptionally well during the period following unsubstantiated speculation last year that it was involved in transferring illicit gaming payments for U.S. residents. The company represents one of the few concerns in Europe to offer exposure to the online transactions market.

INVESTMENT OUTLOOK

The European debt crisis will continue to reverberate for the near term. In just the last six months, we’ve seen worsening problems in Greece, Portugal, and Ireland. These and several other countries face the specter of low growth due to overhanging deficits, lower tax revenues, and an aging population, which will weigh on government resources. At the same time, we have witnessed some marked improvements, most notably in Spain, which had been the elephant in the room not long ago. While the peripheral countries certainly pose a challenge to Europe and its ability to finance and refinance debt, the prospect of a needy Spain could have brought the crisis to a new and disturbing level. We are not out of the woods yet, and the rating agency downgrades of debt over the last six months is further evidence, if any is needed, of the severity of the problem. However, countries are implementing austerity measures and raising taxes to improve their imbalances, and, if successful, Europe could have the lowest level of debt to GDP in the developed world. We believe that despite the many imperfections of the EU, it is illustrating that the whole is guaranteeing its parts. That was, after all, part of the original intent of the EU.

European companies have proven remarkably resilient. We believe this is due to the cyclical rebound that has benefited manufacturing and large and growing exposure to consumer demand in emerging markets. Many companies have strong balance sheets, with large pockets of cash at their disposal for future investments. Despite the recent upsurge in markets, European company valuations are at 25-year lows. We believe further productivity increases, in part due to technology efficiencies, will boost returns.

However, headwinds to corporate profits are coming into sharper focus, and companies will have to be nimble and resourceful to impress shareholders. Higher raw materials costs could begin to compress margins, as companies may be unable to pass along higher costs to struggling consumers. We have begun to see this in the U.K. and in areas of Europe where consumers are seeing higher taxes and inflation. The European Central Bank is committed to containing inflation at around 2%, and with consumer prices already above that level, we expect further rate hikes from the central bank. Such moves, of course, would further dampen consumer spending, which could weaken sales and corporate profits.

The long reach of the financial crisis three years ago and the systemic problems that were years in the making will continue to play out. While we cannot control these events, we are acutely mindful of their consequences and we will continue to invest in solid growth companies that prove innovative and profitable as they seek new markets.

Respectfully submitted,

Dean Tenerelli
Portfolio manager

May 12, 2011

The portfolio manager has day-to-day responsibility for managing the portfolio and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI Europe Index: A market capitalization-weighted index of approximately 500 stocks traded in 15 European markets.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/11
Royal Dutch Shell, United Kingdom	3.8%
Wirecard, Germany	2.3
BHP Billiton, United Kingdom	2.2
Barclays, United Kingdom	1.9
Adecco, Switzerland	1.9
Experian, United Kingdom	1.9
Fresenius, Germany	1.9
Restaurant Group, United Kingdom	1.8
Nexity, France	1.8
Credit Suisse, Switzerland	1.8
Johnson Matthey, United Kingdom	1.8
Skandinaviska Enskilda Banken, Sweden	1.7
HSBC, United Kingdom	1.7
Sanofi-Aventis, France	1.7
Swedbank, Sweden	1.6
Edenred, France	1.6
Banco Santander, Spain	1.6
Brenntag, Germany	1.6
GEA Group, Germany	1.5
Travis Perkins, United Kingdom	1.5
Anheuser-Busch InBev, Belgium	1.5
BMW, Germany	1.5
SKF, Sweden	1.5
Red Electrica, Spain	1.5
Societe Generale, France	1.5
Total	45.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights
For a share outstanding throughout each period

	6 Months Ended 4/30/11‡	Year Ended 10/31/10‡	10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡
NET ASSET VALUE						
Beginning of period	$ 14.92	$ 13.97	$ 10.82	$ 24.35	$ 20.74	$ 20.58
Investment activities						
Net investment income	0.10	0.30	0.42	0.40	0.32	0.26
Net realized and unrealized gain (loss)	2.67	1.13	3.12	(10.48)	5.64	4.38
Total from investment activities	2.77	1.43	3.54	(10.08)	5.96	4.64
Distributions						
Net investment income	(0.29)	(0.48)	(0.39)	(0.32)	(0.26)	(0.32)
Net realized gain	–	–	–	(3.13)	(2.09)	(4.16)
Total distributions	(0.29)	(0.48)	(0.39)	(3.45)	(2.35)	(4.48)
NET ASSET VALUE						
End of period	$ 17.40	$ 14.92	$ 13.97	$ 10.82	$ 24.35	$ 20.74
Ratios/Supplemental Data						
Total return[(1)]	**18.89%**	**10.46%**	**33.78%**	**(47.65)%**	**31.15%**	**27.32%**
Ratio of total expenses to average net assets	1.00%[(2)]	1.03%	1.08%	1.01%	0.98%	1.03%
Ratio of net investment income to average net assets	1.33%[(2)]	2.21%	3.71%	2.22%	1.47%	1.36%
Portfolio turnover rate	23.1%	61.1%	88.3%	105.9%	88.4%	83.7%
Net assets, end of period (in millions)	$ 869	$ 722	$ 708	$ 573	$ 1,215	$ 937

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
BELGIUM 1.5%		
Common Stocks 1.5%		
Anheuser-Busch InBev (1)	206,994	13,199
Anheuser-Busch InBev, VPR Strips (2)	445,168	2
Total Belgium (Cost $12,227)		13,201
CZECH REPUBLIC 1.3%		
Common Stocks 1.3%		
Komercni Banka	42,481	11,203
Total Czech Republic (Cost $9,343)		11,203
DENMARK 1.6%		
Common Stocks 1.6%		
Christian Hansen Holding	233,827	5,326
Simcorp	47,301	8,596
Total Denmark (Cost $12,906)		13,922
FINLAND 1.3%		
Common Stocks 1.3%		
Nokian Renkaat (1)	216,842	11,241
Total Finland (Cost $8,808)		11,241
FRANCE 17.0%		
Common Stocks 17.0%		
Accor	240,593	10,691
Aeroports de Paris	92,510	8,865
Air Liquide	44,642	6,604
AXA (1)	513,299	11,518
BNP Paribas	154,320	12,212
Edenred (2)	452,677	14,040
Nexity	288,715	15,694
Sanofi-Aventis	186,841	14,778

Prysmian	537,723	12,687
Total Italy (Cost $16,047)		20,437

SPAIN 8.5%

Common Stocks 8.5%

Abertis Infraestructuras (1)	471,836	11,178
Amadeus IT Holding, A Shares (2)	287,471	6,021
Banco Santander (1)	1,069,051	13,652
Inditex (1)	97,022	8,700
Red Electrica	202,256	12,905
Tecnicas Reunidas	166,425	10,447
Telefonica (1)	410,938	11,047
Total Spain (Cost $58,081)		73,950

SWEDEN 6.0%

Common Stocks 6.0%

Hexagon, B Shares	382,183	9,930
Skandinaviska Enskilda Banken	1,568,339	15,080
SKF, B Shares (1)	413,473	13,049
Swedbank	749,128	14,208
Total Sweden (Cost $33,775)		52,267

SWITZERLAND 10.1%

Common Stocks 10.1%

ABB	160,398	4,428
Adecco	235,010	16,777
Compagnie Financiere Richemont, Class A	193,391	12,498
Credit Suisse	342,758	15,576
Dufry (1)(2)	52,517	6,867
Nestle	138,141	8,576
Sika	4,361	11,132

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $730,511)	$ 948,414
Receivable for investment securities sold	7,576
Dividends and interest receivable	3,257
Receivable for shares sold	2,556
Cash	25
Other assets	20,813
Total assets	982,641
Liabilities	
Obligation to return securities lending collateral	81,164
Payable for investment securities purchased	11,967
Investment management fees payable	542
Payable for shares redeemed	360
Due to affiliates	108
Other liabilities	19,486
Total liabilities	113,627
NET ASSETS	$ 869,014
Net Assets Consist of:	
Undistributed net investment income	$ 3,191
Accumulated undistributed net realized loss	(143,309)
Net unrealized gain	218,211
Paid-in capital applicable to 49,948,594 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	790,921
NET ASSETS	$ 869,014
NET ASSET VALUE PER SHARE	$ 17.40

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The European Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Europe. Current income is a secondary objective.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On April 30, 2011, the value of loaned securities was $77,159,000 and cash collateral investments totaled $81,164,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $172,637,000 and $195,134,000 respectively, for the six months ended April 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2010, the fund had $169,578,000 of unused capital loss carryforwards, which expire: $59,838,000 in fiscal 2016 and $109,740,000 in fiscal 2017.

At April 30, 2011, the cost of investments for federal income tax purposes was $730,511,000. Net unrealized gain aggregated $218,211,000 at period-end, of which $219,583,000 related to appreciated investments and $1,372,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2011, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The fund was previously managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2011, expenses incurred pursuant to these service agreements were $59,000 for Price Associates; $297,000 for T. Rowe Price Services, Inc.; and $18,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2011, the fund was allocated $105,000 of Spectrum Funds’ expenses, of which $68,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $4,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2011, approximately 19% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 206,215 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the investment subadvisory contract (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor). The Board considered a variety of factors in connection with its review of the Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund. The Board noted that a restructuring involving the Advisor and certain of its affiliated investment advisors led to a restatement of the fund’s investment advisory contract and a new investment subadvisory contract, effective at the close of business on December 31, 2010. This restructuring, which resulted in T. Rowe Price Associates, Inc., becoming the fund’s new investment advisor and T. Rowe Price International Ltd becoming the fund’s new investment subadvisor, had been determined by the Board at a meeting in October 2010 not to diminish the nature, quality, or level of services provided to the fund or to materially change the manner in which advisory services were to be provided. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates (including the Subadvisor) from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds, but below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract and Subadvisory Contract (and the inclusion of an additional breakpoint in the group fee schedule). No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 16, 2011